Exhibit 99.1

COMPANY:	Perma-Pipe International Holdings, Inc.
CONTACT:	Saleh Sagr, President and CEO

Perma-Pipe Investor Relations

(847) 929-1200

investor@permapipe.com

Perma-Pipe International Holdings Inc. Press Release

Perma-Pipe Accelerates Growth with New U.S. Northeast Facility Investment to serve Artificial Intelligence Data Center customers,

Provides Middle East Operations’ Update and Concludes the Board’s Review of Strategic Alternatives

THE WOODLANDS, Texas, March 19, 2026 – Perma-Pipe International Holdings, Inc. (the “Company”) today announced a strategic expansion initiative focused on accelerating growth through entry into the high-demand U.S. Northeast region. The Company is positioning itself to capitalize on the rapidly expanding Artificial Intelligence (“AI”)-driven data center market in both the United States and international markets while continuing to reinforce its leadership in critical infrastructure solutions.

As part of this growth strategy, Perma-Pipe will prioritize investments aimed at expanding its presence in the rapidly evolving AI data center sector. The initiative reflects the Company’s long-term commitment to supporting next-generation technology infrastructure and strengthening its position in the global energy, industrial, and infrastructure markets.

Expansion in the U.S. Northeast

President & Chief Executive Officer, Saleh Sagr said, “We are excited to announce the expansion of our operations with a new facility in the Northeast, set to become operational in the second quarter of 2026. This facility will primarily focus on serving the rapidly growing AI-driven data center market, as well as the District Heating and Cooling sector. This strategic move supports our commitment to organic growth and strengthens our position as a global leader in the technology infrastructure ecosystem. Our primary focus will be on capitalizing on the significant potential in these key markets, both domestically and internationally. Furthermore, we are currently seeking to secure a new global banking agreement to provide enhanced liquidity, flexible financing options and expanded access to capital to support further investments in our growth.”

MENA Operations Update

Perma-Pipe also reaffirmed its strong operational position across the Middle East and North Africa region.

“Perma-Pipe remains fully committed to its operations throughout the MENA region. Despite ongoing regional conflicts our business operations have not been impacted. We have implemented comprehensive business continuity plans designed to mitigate potential risks and aim to ensure uninterrupted service to our customers and maintain operational stability and safety across all of our facilities,” Saleh Sagr added.

Market Dynamics Support Growth Strategy

As global demand for data processing capacity continues to accelerate, the Company believes that current market conditions present significant opportunities for infrastructure providers supporting AI and cloud computing.

“The rapid rise of artificial intelligence, cloud platforms and digital infrastructure is creating unprecedented demand for advanced data center solutions,” said Sagr. “Our strategic focus on AI data centers positions Perma-Pipe to capitalize on these powerful global trends. In addition, we are pursuing diversification into new product lines within the industrial and water sectors across both North America and the MENA region to further expand our market reach and ensure long-term resilience.

“We are excited about the future and the opportunities ahead for Perma-Pipe, with strong market demand, a disciplined growth strategy, new financial partnerships and robust business continuity planning, we are well positioned to execute on our strategic vision and capture the significant opportunities emerging in AI infrastructure, next-generation data centers and diversified industrial markets,” Saleh Sagr concluded.

Conclusion of the Board’s Exploration of Strategic Alternatives

The Board of Directors of the Company has concluded its process to explore strategic alternatives to maximize shareholder value publicly announced on September 15, 2025. The review evaluated a wide range of value creating alternatives and after extensive evaluation and deliberation, in consultation with the Company’s legal and financial advisors, the Board unanimously determined that continuing to execute on the Company’s strategic plan as an independent public company is the best way to maximize value for shareholders at this time.

Perma-Pipe International Holdings, Inc.

Perma-Pipe International Holdings, Inc. (Nasdaq: PPIH) is a global leader in pre-insulated piping and leak detection systems for oil and gas, district heating and cooling, and other applications. It uses its extensive engineering and fabrication expertise to develop piping solutions that solve complex challenges regarding the safe and efficient transportation of many types of liquids. In total, Perma-Pipe has operations at fourteen locations in six countries.

Forward-Looking Statements

Certain statements and other information contained in this press release that can be identified by the use of forward-looking terminology constitute “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, and are subject to the safe harbors created thereby, including, without limitation, statements regarding the expected future performance and operations of the Company. These statements should be considered as subject to the many risks and uncertainties that exist in the Company's operations and business environment. Such risks and uncertainties include, but are not limited to, the following: (i) the impact of public health crises on the Company's results of operations, financial condition and cash flows; (ii) fluctuations in the price of oil and natural gas and its impact on the customer order volume for the Company's products; (iii) the Company's ability to comply with all covenants in its credit facilities; (iv) the Company’s ability to repay its debt and renew expiring international credit facilities; (v) the Company’s ability to effectively execute its strategic plan and achieve profitability and positive cash flows; (vi) the impact of global economic weakness and volatility; (vii) fluctuations in steel prices and the Company’s ability to offset increases in steel prices through price increases in its products; (viii) the timing of order receipt, execution, delivery and acceptance for the Company’s products; (ix) decreases in government spending on projects using the Company’s products, and challenges to the Company’s non-government customers’ liquidity and access to capital funds; (x) the Company’s ability to successfully negotiate progress-billing arrangements for its large contracts; (xi) aggressive pricing by existing competitors and the entrance of new competitors in the markets in which the Company operates; (xii) the Company’s ability to purchase raw materials at favorable prices and to maintain beneficial relationships with its suppliers; (xiii) the Company’s ability to manufacture products free of latent defects and to recover from suppliers who may provide defective materials to the Company; (xiv) reductions or cancellations of orders included in the Company’s backlog; (xv) the Company's ability to collect an account receivable related to a project in the Middle East; (xvi) risks and uncertainties related to the Company's international business operations; (xvii) the Company’s ability to attract and retain senior management and key personnel; (xviii) the Company’s ability to achieve the expected benefits of its growth initiatives; (xix) the Company’s ability to interpret changes in tax regulations and legislation; (xx) the Company's ability to use its net operating loss carryforwards; (xxi) reversals of previously recorded revenue and profits resulting from inaccurate estimates made in connection with the Company’s percentage-of-completion revenue recognition; (xxii) the Company’s failure to establish and maintain effective internal control over financial reporting; and (xxiii) the impact of cybersecurity threats on the Company’s information technology systems. Shareholders, potential investors and other readers are urged to consider these factors carefully in evaluating the forward-looking statements and are cautioned not to place undue reliance on such forward-looking statements. The forward-looking statements made herein are made only as of the date of this press release and we undertake no obligation to publicly update any forward-looking statements, whether as a result of new information, future events or otherwise. More detailed information about factors that may affect our performance may be found in our filings with the Securities and Exchange Commission, which are available at https://www.sec.gov and under the Investor Center section of our website (http://investors.permapipe.com).

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